   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 2002

                                                      REGISTRATION NOS.  2-86966
                                                                        811-3870
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                        PRE-EFFECTIVE AMENDMENT NO.                          / /
                        POST-EFFECTIVE AMENDMENT NO. 21                      /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                                AMENDMENT NO. 23                             /X/

                              -------------------

                MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST
                        (A MASSACHUSETTS BUSINESS TRUST)
  (FORMERLY NAMED MORGAN STANLEY DEAN WITTER U.S. GOVERNMENT SECURITIES TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                            C/O MORGAN STANLEY TRUST
                     HARBORSIDE FINANCIAL CENTER, PLAZA TWO
                         JERSEY CITY, NEW JERSEY 07311
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              -------------------

                                    COPY TO:
                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                            NEW YORK, NEW YORK 10019

                              -------------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

          immediately upon filing pursuant to paragraph (b)
-------
   X      on February 28, 2002 pursuant to paragraph (b)
-------
          60 days after filing pursuant to paragraph (a)
-------
          on (date)     pursuant to paragraph (a) of rule 485.
-------

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           [MORGAN STANLEY LOGO]

Morgan Stanley U.S. Government Securities Trust

A MUTUAL FUND THAT SEEKS
A HIGH LEVEL OF CURRENT INCOME
CONSISTENT WITH SAFETY OF PRINCIPAL

                                                                   [COVER PHOTO]


                                                  Prospectus - February 28, 2002


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents


The Fund                  INVESTMENT OBJECTIVE........................................                   1
                          PRINCIPAL INVESTMENT STRATEGIES.............................                   1
                          PRINCIPAL RISKS.............................................                   2
                          PAST PERFORMANCE............................................                   5
                          FEES AND EXPENSES...........................................                   6
                          FUND MANAGEMENT.............................................                   7

Shareholder Information   PRICING FUND SHARES.........................................                   8
                          HOW TO BUY SHARES...........................................                   8
                          HOW TO EXCHANGE SHARES......................................                   9
                          HOW TO SELL SHARES..........................................                  11
                          DISTRIBUTIONS...............................................                  13
                          TAX CONSEQUENCES............................................                  13
                          SHARE CLASS ARRANGEMENTS....................................                  14

Financial Highlights      ............................................................                  21

Morgan Stanley Funds      ............................................................   INSIDE BACK COVER

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in price.
[End Sidebar]
The Fund

[ICON]  INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

Morgan Stanley U.S. Government Securities Trust seeks a high level of current income consistent with safety of principal.


[ICON]  PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund invests all of its assets in U.S. Government securities. In making investment decisions, the Fund's "Investment Manager," Morgan Stanley Investment Advisors Inc., considers economic developments, interest rate trends and other factors. The Fund is not limited as to the maturities of the U.S. Government securities in which it may invest.


The U.S. Government securities (including zero coupon securities) that the Fund may purchase are limited to:

- U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

- Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association, the Federal Housing Administration, and the Resolution Funding Corporation.


Most U.S. Government securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's investments may include zero coupon securities, which are purchased at a discount and either (i) pay no interest, or (ii) accrue interest, but make no payments until maturity.



Mortgage-Backed Securities. One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of residential mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.



Collateralized Mortgage Obligations. Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others.

As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.


In pursuing the Fund's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies while not using others.

The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

[ICON]  PRINCIPAL RISKS
--------------------------------------------------------------------------------
There is no assurance that the Fund will achieve its investment objective. The Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. Neither the value nor the yield of the U.S. Government securities that the Fund invests in (or the value or yield of the Fund's shares) is guaranteed by the U.S. Government. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.


U.S. Government Securities. The U.S. Government securities in which the Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.) As merely illustrative of the relationship between fixed-income securities and interest rates, the following table shows how interest rates affect bond prices.


                                        PRICE PER $100 OF A BOND IF INTEREST RATES:
                                        --------------------------------------------
HOW INTEREST RATES AFFECT BOND PRICES         INCREASE               DECREASE
--------------------------------------  --------------------  ----------------------
BOND MATURITY                   YIELD      1%         2%          1%          2%
------------------------------------------------------------------------------------
 1 year                         2.04%      $99        $98        $101        $102
------------------------------------------------------------------------------------
 5 years                        4.30%      $96        $92        $105        $109
------------------------------------------------------------------------------------
 10 years                       5.05%      $93        $86        $108        $117
------------------------------------------------------------------------------------
 30 years                       5.65%      $87        $77        $115        $135
------------------------------------------------------------------------------------



 YIELDS ON TREASURY SECURITIES ARE AS OF DECEMBER 31, 2001. THE TABLE IS NOT REPRESENTATIVE OF PRICE CHANGES FOR MORTGAGE-BACKED SECURITIES PRINCIPALLY BECAUSE OF PREPAYMENTS. IN ADDITION, THE TABLE IS AN ILLUSTRATION AND DOES NOT REPRESENT EXPECTED YIELDS OR SHARE PRICE CHANGES OF ANY MORGAN STANLEY MUTUAL FUND.

While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's portfolio securities to fall substantially.


Mortgage-Backed Securities. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.


Collateralized Mortgage Obligations. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.


Zero Coupon Securities. A portion of the U.S. Government securities purchased by the Fund may be zero coupon securities with maturity dates in each case no later than ten years from the settlement date for the purchase of such security. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.


Other Risks. The performance of the Fund also will depend on whether or not the Investment Manager is successful in applying the Fund's investment strategies.


Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past 10 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

[End Sidebar]

[ICON]  PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1992 5.76%
'93  7.13%
'94  -3.51%
'95  16.74%
'96  3.16%
'97  8.56%
'98  7.27%
'99  -0.65%
2000 11.23%
'01  6.29%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN.


During the periods shown in the bar chart, the highest return for a calendar quarter was 5.48% (quarter ended June 30, 1995) and the lowest return for a calendar quarter was -3.23% (quarter ended March 31, 1994).



AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
-------------------------------------------------------------------------------
                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
-------------------------------------------------------------------------------
 Class A(1)                                  2.13%         --             --
-------------------------------------------------------------------------------
 Class C(1)                                  5.03%         --             --
-------------------------------------------------------------------------------
 Class D(1)                                  6.85%         --             --
-------------------------------------------------------------------------------
 Class B - Returns Before Taxes              1.29%       6.15%          6.06%
-------------------------------------------------------------------------------
 Class B - Returns After Taxes on
 Distributions(2)                           -0.99%       3.59%          3.46%
-------------------------------------------------------------------------------
 Class B - Returns After Taxes on
 Distributions and Sale of Fund
 Shares                                      0.75%       3.63%          3.54%
-------------------------------------------------------------------------------
 Lehman Brothers U.S. Government
 Index(3)                                    7.23%       7.40%          7.14%
-------------------------------------------------------------------------------



 1    Classes A, C and D commenced operations on July 28, 1997.
 2 These returns assume you did not sell your shares at the end of each period.
 3 The Lehman Brothers U.S. Government Index is a broad-based measure of all U.S. Government and Treasury securities. The Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.




The above table shows after tax returns for the Fund's Class B Shares. The after tax returns for the Fund's other Classes will vary from the Class B shares' returns. After tax returns are calculated using the historical highest

[Sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.


ANNUAL FUND
OPERATING EXPENSES
These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended December 31, 2001.

[End Sidebar]


individual federal marginal income tax rates during the period shown (in this case 39.1%) and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


[ICON]  FEES AND EXPENSES
--------------------------------------------------------------------------------

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Fund does not charge account or exchange fees. See the "Share
Class Arrangements" section for further fee and expense information.



                                                CLASS A   CLASS B   CLASS C   CLASS D
 -------------------------------------------------------------------------------------
  SHAREHOLDER FEES
 -------------------------------------------------------------------------------------
  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering
  price)                                         4.25%(1) None      None      None
 -------------------------------------------------------------------------------------
  Maximum deferred sales charge (load)
  (as a percentage based on the lesser of the
  offering price or net asset value at
  redemption)                                   None(2)    5.00%(3)  1.00%(4) None
 -------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES
 -------------------------------------------------------------------------------------
  Management Fee                                 0.44%     0.44%     0.44%     0.44%
 -------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees          0.19%     0.75%(5)  0.75%    None
 -------------------------------------------------------------------------------------
  Other expenses                                 0.10%     0.10%     0.10%     0.10%
 -------------------------------------------------------------------------------------
  Total annual Fund operating expenses           0.73%     1.29%     1.29%     0.54%
 -------------------------------------------------------------------------------------



 1    Reduced for purchases of $25,000 and over.
 2 Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.
 3 The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.
 4    Only applicable if you sell your shares within one year after purchase.
 5 A voluntary rebate reduced the Fund's Class B distribution fee to 0.53%. Such rebates are made at the discretion of the Fund's distributor.

[Sidebar]
MORGAN STANLEY
INVESTMENT ADVISORS INC.
The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $140 billion in assets under management as of January 31, 2002.

[End Sidebar]

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a 5% return each year, and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.


              IF YOU SOLD YOUR SHARES:                     IF YOU HELD YOUR SHARES:
 ---------------------------------------------------  ----------------------------------
                  1 YEAR  3 YEARS  5 YEARS  10 YEARS  1 YEAR  3 YEARS  5 YEARS  10 YEARS
 ---------------------------------------------------  ----------------------------------
  Class A          $496    $648     $814     $1,293    $496    $648     $814     $1,293
 ---------------------------------------------------  ----------------------------------
  Class B          $631    $709     $908     $1,556    $131    $409     $708     $1,556
 ---------------------------------------------------  ----------------------------------
  Class C          $231    $409     $708     $1,556    $131    $409     $708     $1,556
 ---------------------------------------------------  ----------------------------------
  Class D          $ 55    $173     $302     $  677    $ 55    $173     $302     $  677
 ---------------------------------------------------  ----------------------------------



While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A.


[ICON]  FUND MANAGEMENT
--------------------------------------------------------------------------------

The Fund has retained the Investment Manager -- Morgan Stanley Investment Advisors Inc. -- to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020.



The Fund is managed by the Taxable Fixed-Income team. Current members of the team include W. David Armstrong, a Managing Director of the Investment Manager, Paul F. O'Brien, an Executive Director of the Investment Manager, and David S. Horowitz, a Vice President of the Investment Manager.



The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended December 31, 2001, the Fund accrued total compensation to the Investment Manager amounting to 0.44% of the Fund's average daily net assets.

[Sidebar]


CONTACTING A
FINANCIAL ADVISOR
If you are new to the Morgan Stanley Family of Funds and would like to contact a Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds

[End Sidebar]
Shareholder Information

[ICON]  PRICING FUND SHARES
--------------------------------------------------------------------------------
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

[ICON]  HOW TO BUY SHARES
--------------------------------------------------------------------------------

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. You may also purchase shares directly by calling the Fund's transfer agent and requesting an application.


Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. If you purchase Fund shares through a Financial Advisor, you begin earning dividends on the fourth business day following placement of your purchase order. If you purchase Fund shares through the Fund's transfer agent, you begin earning dividends on the next business day following placement of your order. We reserve the right to reject any order for the purchase of Fund shares.

[Sidebar]


EASYINVEST-SM-
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.

[End Sidebar]


 MINIMUM INVESTMENT AMOUNTS
 ----------------------------------------------------------------------------------------
                                                                      MINIMUM INVESTMENT
                                                                      -------------------
 INVESTMENT OPTIONS                                                   INITIAL  ADDITIONAL
 ----------------------------------------------------------------------------------------
  Regular Accounts                                                    $1,000      $100
 ----------------------------------------------------------------------------------------
  Individual Retirement
  Accounts                                                            $1,000      $100
 ----------------------------------------------------------------------------------------
  Coverdell Education Savings
  Account                                                             $  500      $100
 ----------------------------------------------------------------------------------------
  EASYINVEST-SM-
  (Automatically from your
  checking or savings account
  or Money Market Fund)                                               $  100*     $100*
 ----------------------------------------------------------------------------------------


 *    Provided your schedule of investments totals $1,000 in twelve months.

There is no minimum investment amount if you purchase Fund shares through:
(1) the Investment Manager's mutual fund asset allocation plan, (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services, (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code and (ii) certain other investment programs that do not charge an asset-based fee, or (4) employer-sponsored employee benefit plan accounts.

Investment Options for Certain Institutional and Other Investors/Class D
Shares. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.


Subsequent Investments Sent Directly to the Fund. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:


- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).


- Make out a check for the total amount payable to: Morgan Stanley U.S. Government Securities Trust.



- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.


[ICON]  HOW TO EXCHANGE SHARES
--------------------------------------------------------------------------------

Permissible Fund Exchanges. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this PROSPECTUS for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.



Exchanges may be made after shares of the fund acquired by purchase have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.



Exchange Procedures. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.



An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.


The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.


Telephone Exchanges. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.


Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.



Tax Considerations of Exchanges. If you exchange shares of the Fund for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares -- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.


Limitations on Exchanges. Certain patterns of exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.



CDSC Calculations on Exchanges. See the "Share Class Arrangements" section of this PROSPECTUS for a further discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.



For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.


[ICON]  HOW TO SELL SHARES
--------------------------------------------------------------------------------
You can sell some or all of your Fund shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.


 OPTIONS             PROCEDURES
 --------------------------------------------------------------------------------
  CONTACT YOUR       To sell your shares, simply call your Morgan Stanley
  FINANCIAL ADVISOR  Financial Advisor or other authorized financial representative.
                     ------------------------------------------------------------
  [ICON]             Payment will be sent to the address to which the account is registered, or deposited in your brokerage account.
 --------------------------------------------------------------------------------
  BY LETTER          You can also sell your shares by writing a "Letter of
                     Instruction" that includes:
  [ICON]             - your account number;
                     - the name of the Fund;
                     - the dollar amount or the number of shares you wish to
                       sell;
                     - the Class of shares you wish to sell; and
                     - the signature of each owner as it appears on the account.
                     ------------------------------------------------------------
                     If you are requesting payment to anyone other than the
                     registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or
                     pre-designated bank account, you will need a signature
                     guarantee. You can obtain a signature guarantee from an
                     eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public CANNOT provide a
                     signature guarantee. Additional documentation may be
                     required for shares held by a corporation, partnership,
                     trustee or executor.
 --------------------------------------------------------------------------------

OPTIONS             PROCEDURES
--------------------------------------------------------------------------------
 BY LETTER,         Mail the letter to Morgan Stanley Trust at P.O. Box 983,
 CONTINUED          Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.
                    ------------------------------------------------------------
                    A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your
                    instructions.
--------------------------------------------------------------------------------
 SYSTEMATIC         If your investment in all of the Morgan Stanley Family of
 WITHDRAWAL PLAN    Funds has a total market value of at least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole
                    percentage of a fund's balance (provided the amount is at
                    least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan
                    requirements.
                    ------------------------------------------------------------
                    Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                    section of this PROSPECTUS.
                    ------------------------------------------------------------
                    To sign up for the Systematic Withdrawal Plan, contact your
                    Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
                    remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your
                    account balance. The Fund may terminate or revise the plan at any time.
--------------------------------------------------------------------------------


Payment for Sold Shares. After we receive your complete instructions to sell as described below, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

Tax Considerations. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

Reinstatement Privilege. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

Involuntary Sales. The Fund reserves the right, on sixty days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST-SM-, if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you sixty days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.


Margin Accounts. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

[Sidebar]


TARGETED DIVIDENDS-SM-
You may select to have your Fund distributions automatically invested in other Classes of Fund shares or Classes of another Morgan Stanley Fund that you own. Contact your Morgan Stanley Financial Advisor for further information about this service.

[End Sidebar]

[ICON]  DISTRIBUTIONS
--------------------------------------------------------------------------------
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are declared on each day the New York Stock Exchange is open for business, and are distributed to shareholders monthly.
Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.


Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, processing of your dividend checks begins immediately following the monthly payment date, and the Fund will mail a monthly dividend check to you normally during the first seven days of the following month. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.


[ICON]  TAX CONSEQUENCES
--------------------------------------------------------------------------------
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

- The Fund makes distributions; and


- You sell Fund shares, including an exchange to another Morgan Stanley Fund.


Taxes on Distributions. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.


Taxes on Sales. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.



When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax (approximately 30% currently) on taxable distributions and redemption proceeds. Any withheld amount would be sent to the IRS as an advance tax payment.


[ICON]  SHARE CLASS ARRANGEMENTS
--------------------------------------------------------------------------------

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.


The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares.

The sales charges applicable to each Class provide for the distribution financing of shares of that Class. The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

                                                                             MAXIMUM
 CLASS     SALES CHARGE                                                  ANNUAL 12B-1 FEE
 ----------------------------------------------------------------------------------------
  A        Maximum 4.25% initial sales charge reduced for purchase of
           $25,000 or more; shares sold without an initial sales charge
           are generally subject to a 1.0% CDSC during the first year         0.25%
 ----------------------------------------------------------------------------------------
  B        Maximum 5.0% CDSC during the first year decreasing to 0%
           after six years                                                    0.75%
 ----------------------------------------------------------------------------------------
  C        1.0% CDSC during the first year                                    0.75%
 ----------------------------------------------------------------------------------------
  D        None                                                           None
 ----------------------------------------------------------------------------------------

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for purchases of
 $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The

[Sidebar]

FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation and Letter of Intent.
[End Sidebar]

CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.



The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D.


The offering price of Class A shares includes a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:


                                                     FRONT-END SALES CHARGE
                                          ---------------------------------------------
AMOUNT OF                                     PERCENTAGE OF      APPROXIMATE PERCENTAGE
SINGLE TRANSACTION                        PUBLIC OFFERING PRICE  OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------
 Less than $25,000                                    4.25%                   4.44%
---------------------------------------------------------------------------------------
 $25,000 but less than $50,000                        4.00%                   4.17%
---------------------------------------------------------------------------------------
 $50,000 but less than $100,000                       3.50%                   3.63%
---------------------------------------------------------------------------------------
 $100,000 but less than $250,000                      2.75%                   2.83%
---------------------------------------------------------------------------------------
 $250,000 but less than $500,000                      2.25%                   2.30%
---------------------------------------------------------------------------------------
 $500,000 but less than $1 million                    1.75%                   1.78%
---------------------------------------------------------------------------------------
 $1 million and over                                  0.00%                   0.00%
---------------------------------------------------------------------------------------


The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:

- A single account (including an individual, trust or fiduciary account).

- Family member accounts (limited to husband, wife and children under the age of 21).

- Pension, profit sharing or other employee benefit plans of companies and their affiliates.

- Tax-exempt organizations.

- Groups organized for a purpose other than to buy mutual fund shares.

Combined Purchase Privilege. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

Right of Accumulation. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through the Fund), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.



Letter of Intent. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of the Fund or other Multi-Class Funds or shares of FSC Funds within a thirteen-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and
(2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the thirteen-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.


Other Sales Charge Waivers. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:


- A trust for which Morgan Stanley Trust provides discretionary trustee services.



- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.



- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.



- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee,(ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.



- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.



- Insurance company separate accounts that have been approved by the Fund's distributor.

[Sidebar]


CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.

[End Sidebar]


- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) you sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.



- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.


- Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

                                           CDSC AS A PERCENTAGE
 YEAR SINCE PURCHASE PAYMENT MADE           OF AMOUNT REDEEMED
 --------------------------------------------------------------
  First                                            5.0%
 --------------------------------------------------------------
  Second                                           4.0%
 --------------------------------------------------------------
  Third                                            3.0%
 --------------------------------------------------------------
  Fourth                                           2.0%
 --------------------------------------------------------------
  Fifth                                            2.0%
 --------------------------------------------------------------
  Sixth                                            1.0%
 --------------------------------------------------------------
  Seventh and thereafter                           None
 --------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.


The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.


CDSC Waivers. A CDSC, if otherwise applicable, will be waived in the case of:

- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

- Sales in connection with the following retirement plan "distributions":
  (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).



- Sales of shares held for you as a participant in a Morgan Stanley Eligible
  Plan.


- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.


- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.


All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Financial Advisor or call (800) 869-NEWS.


Distribution Fee. Class B shares also are subject to an annual distribution (12b-1) fee of 0.75% (0.65% on amounts over $10 billion) of the lesser of:
(a) the average daily aggregate gross purchases by all shareholders of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.


Conversion Feature. After ten (10) years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2007.)


In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, North American Government Income Trust or Short-Term U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

Exchanging Shares Subject to a CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.


For example, if you held Class B shares of the Fund for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.



In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.



CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.



Distribution Fee. Class C shares are subject to an annual distribution (12b-1) fee of 0.75% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.



CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million
 ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:



- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.



- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.


- Employee benefit plans maintained by Morgan Stanley Dean Witter & Co. or any of its subsidiaries for the benefit of certain employees of Morgan Stanley Dean Witter & Co. and its subsidiaries.


- Certain unit investment trusts sponsored by Morgan Stanley DW.


- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.


A purchase order meeting the requirements for investment in Class D will only be accepted for Class D shares.



Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).



Meeting Class D Eligibility Minimums. To meet the $5 million ($25 million for Morgan Stanley Eligible Plans) initial investment to qualify to purchase
Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or
(2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.


NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.


PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of
 1940 with respect to the distribution of Class A, Class B and Class C shares. (Class D shares are offered without any distribution fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Financial Highlights


The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).



This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


 Class A Shares
--------------------------------------------------------------------------------

                                                                                                              FOR THE PERIOD
                                                      FOR THE YEAR ENDED DECEMBER 31,                         JULY 28, 1997*
                                     -----------------------------------------------------------------            THROUGH
                                        2001              2000              1999              1998           DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                 $ 8.94            $ 8.58            $ 9.18            $ 9.09              $ 9.03
------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
    Net investment income                 0.51(4)           0.56              0.58              0.59                0.25
------------------------------------------------------------------------------------------------------------------------------
    Net realized and
    unrealized gain (loss)                0.07(4)           0.36             (0.60)             0.09                0.06
------------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                    0.58              0.92             (0.02)             0.68                0.31
------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                       (0.53)            (0.56)            (0.58)            (0.59)              (0.25)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                                 $ 8.99            $ 8.94            $ 8.58            $ 9.18              $ 9.09
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                            6.66%            11.18%            (0.26)%            7.70%               3.50%(1)
------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                 0.73%(3)          0.77%(3)          0.70%(3)          0.76%(3)            0.77%(2)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                    5.65%(3)(4)       5.81%(3)          6.50%(3)          6.45%(3)            6.57%(2)
------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                            $122,863           $99,750           $70,881           $58,538             $20,841
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    73%               19%               11%               14%                  4%
------------------------------------------------------------------------------------------------------------------------------

 * The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain or loss per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.19%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

 Class B Shares
--------------------------------------------------------------------------------

                                                               FOR THE YEAR ENDED DECEMBER 31,
                                     -----------------------------------------------------------------------------------
                                        2001              2000              1999              1998              1997*
------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                $ 8.95            $ 8.59            $ 9.20            $ 9.10            $ 8.92
------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------
    Net investment income                0.48(3)           0.57              0.55              0.54              0.56
------------------------------------------------------------------------------------------------------------------------
    Net realized and
    unrealized gain (loss)               0.07(3)           0.36             (0.61)             0.10              0.18
------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                   0.55              0.93             (0.06)             0.64              0.74
------------------------------------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                      (0.50)            (0.57)            (0.55)            (0.54)            (0.56)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                                $ 9.00            $ 8.95            $ 8.59            $ 9.20            $ 9.10
------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                           6.29%            11.23%            (0.65)%            7.27%             8.56%
------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
 Expenses                                1.07%(1)(2)       0.72%(1)(2)       1.02%(1)(2)       1.27%(1)          1.26%
------------------------------------------------------------------------------------------------------------------------
 Net investment income                   5.30%(1)(2)(3)     5.86%(1)(2)      6.18%(1)(2)       5.94%(1)          6.22%
------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 millions                              $4,025            $3,745            $4,145            $4,996            $5,429
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                   73%               19%               11%               14%                4%
------------------------------------------------------------------------------------------------------------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date, other than shares then held by certain employee benefit plans, have been designated as Class B shares.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (2) If the Distributor had not rebated a portion of its fees to the Fund, the expense and net investment income ratios would have been 1.29% and 5.08 % , respectively, for the year ended December 31, 2001, 1.29% and 5.29%, respectively, for the year ended December 31, 2000 and 1.29% and 5.91%, respectively, for the year ended December 31, 1999.
 (3) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain or loss per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.19%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

 Class C Shares
--------------------------------------------------------------------------------

                                                                                                                 FOR THE PERIOD
                                                         FOR THE YEAR ENDED DECEMBER 31,                         JULY 28, 1997*
                                        -----------------------------------------------------------------            THROUGH
                                           2001              2000              1999              1998           DECEMBER 31, 1997
---------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                    $ 9.02            $ 8.65            $ 9.26            $ 9.17               $ 9.03
---------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income                    0.46(4)           0.52              0.53              0.55                 0.23
---------------------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized
    gain (loss)                              0.07(4)           0.37             (0.61)             0.09                 0.14
---------------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                       0.53              0.89             (0.08)             0.64                 0.37
---------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                          (0.48)            (0.52)            (0.53)            (0.55)               (0.23)
---------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period            $ 9.07            $ 9.02            $ 8.65            $ 9.26               $ 9.17
---------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                               6.03%            10.70%            (0.90)%            7.14%                4.14%(1)
---------------------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:
---------------------------------------------------------------------------------------------------------------------------------
 Expenses                                    1.29%(3)          1.29%(3)          1.29%(3)          1.27%(3)             1.25%(2)
---------------------------------------------------------------------------------------------------------------------------------
 Net investment income                       5.08%(3)(4)       5.29%(3)          5.91%(3)          5.94%(3)             5.81%(2)
---------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                                $63,646           $27,445           $22,004           $17,087               $4,385
---------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                       73%               19%               11%               14%                   4%
---------------------------------------------------------------------------------------------------------------------------------

 * The date shares were first issued.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain or loss per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.19%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

 Class D Shares
--------------------------------------------------------------------------------

                                                                                                              FOR THE PERIOD
                                                      FOR THE YEAR ENDED DECEMBER 31,                         JULY 28, 1997*
                                     -----------------------------------------------------------------            THROUGH
                                        2001              2000              1999              1998           DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------

 SELECTED PER SHARE DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of
 period                                 $ 8.95            $ 8.58            $ 9.18            $ 9.11               $ 9.03
------------------------------------------------------------------------------------------------------------------------------
 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------------------
    Net investment income                 0.53(4)           0.58              0.59              0.61                 0.27
------------------------------------------------------------------------------------------------------------------------------
    Net realized and
    unrealized gain (loss)                0.06(4)           0.37             (0.60)             0.07                 0.08
------------------------------------------------------------------------------------------------------------------------------
 Total income (loss) from
 investment operations                    0.59              0.95             (0.01)             0.68                 0.35
------------------------------------------------------------------------------------------------------------------------------
 Less dividends from net
 investment income                       (0.55)            (0.58)            (0.59)            (0.61)               (0.27)
------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of
 period                                 $ 8.99            $ 8.95            $ 8.58            $ 9.18               $ 9.11
------------------------------------------------------------------------------------------------------------------------------
 TOTAL RETURN+                            6.85%            11.43%            (0.10)%            7.72%                3.87%(1)
------------------------------------------------------------------------------------------------------------------------------

 RATIOS TO AVERAGE NET ASSETS:
------------------------------------------------------------------------------------------------------------------------------
 Expenses                                 0.54%(3)          0.54%(3)          0.54%(3)          0.52%(3)             0.52%(2)
------------------------------------------------------------------------------------------------------------------------------
 Net investment income                    5.83%(3)(4)       6.04%(3)          6.66%(3)          6.69%(3)             6.91%(2)
------------------------------------------------------------------------------------------------------------------------------

 SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
 Net assets, end of period, in
 thousands                            $138,669           $93,446           $30,315           $20,392              $11,367
------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                    73%               19%               11%               14%                   4%
------------------------------------------------------------------------------------------------------------------------------

 * The date shares were first issued. Shareholders who held shares of the Fund prior to July 28, 1997 (the date the Fund converted to a multiple class share structure) should refer to the Financial Highlights of Class B to obtain the historical per share data and ratio information of their shares.
 + Calculated based on the net asset value as of the last business day of the period.
 (1) Not annualized.
 (2) Annualized.
 (3) Reflects overall Fund ratios for investment income and non-class specific expenses.
 (4) Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized gain or loss per share by $0.02 and decrease the ratio of net investment income to average net assets by 0.19%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

  Morgan Stanley Funds
-----------------------------------------


- GLOBAL/INTERNATIONAL FUNDS
 Competitive Edge Fund - "Best Ideas" Portfolio
 European Growth Fund
 Fund of Funds - International Portfolio
 Global Dividend Growth Securities
 Global Utilities Fund
 International Fund
 International SmallCap Fund
 International Value Equity Fund
 Japan Fund
 Latin American Growth Fund
 Pacific Growth Fund

- GROWTH FUNDS
 21st Century Trend Fund
 Aggressive Equity Fund
 All Star Growth Fund
 American Opportunities Fund
 Capital Growth Securities
 Capital Opportunities Trust
 Developing Growth Securities Trust
 Financial Services Trust
 Growth Fund
 Health Sciences Trust
 Information Fund
 KLD Social Index Fund
 Market Leader Trust
 Mid-Cap Value Fund
 Nasdaq-100 Index Fund
 Natural Resource Development Securities
 New Discoveries Fund
 Next Generation Trust
 Small Cap Growth Fund
 Special Value Fund
 Tax-Managed Growth Fund
 Technology Fund

- GROWTH + INCOME FUNDS
 Balanced Growth Fund
 Balanced Income Fund
 Convertible Securities Trust
 Dividend Growth Securities
 Equity Fund
 Fund of Funds - Domestic Portfolio
 Income Builder Fund
 Real Estate Fund
 S&P 500 Index Fund
 S&P 500 Select Fund
 Strategist Fund
 Total Market Index Fund
 Total Return Trust
 Utilities Fund
 Value Fund
 Value-Added Market Series/ Equity Portfolio

- INCOME FUNDS
 Diversified Income Trust
 Federal Securities Trust
 High Yield Securities
 Intermediate Income Securities
 Limited Duration Fund (NL)
 Liquid Asset Fund (MM)
 North American Government Income Trust
 Short-Term U.S. Treasury Trust
 U.S. Government Money Market Trust (MM)
 U.S. Government Securities Trust

- TAX-FREE INCOME FUNDS
 California Tax-Free Daily Income Trust (MM)
 California Tax-Free Income Fund
 Hawaii Municipal Trust (FSC)
 Limited Term Municipal Trust (NL)
 Multi-State Municipal Series Trust (FSC)
 New York Municipal Money Market Trust (MM)
 New York Tax-Free Income Fund
 Tax-Exempt Securities Trust
 Tax-Free Daily Income Trust (MM)

--------------------------------------------------------------------------------


  THERE MAY BE FUNDS CREATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

  UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR NORTH AMERICAN GOVERNMENT INCOME TRUST AND SHORT-TERM U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE: NL - NO-LOAD (MUTUAL) FUND; MM - MONEY MARKET FUND; FSC - A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

                                                           [MORGAN STANLEY LOGO]
Additional information about the Fund's investments is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call:
                                 (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:


                          www.morganstanley.com/funds

Information about the Fund (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

  Class A:   USGAX      Class C:   USGCX
--------------------  --------------------

  Class B:   USGBX      Class D:   USGDX
--------------------  --------------------

Morgan Stanley
U.S. Government Securities Trust

                                                                   [COVER PHOTO]
A MUTUAL FUND THAT
SEEKS A HIGH LEVEL OF
CURRENT INCOME CONSISTENT
WITH SAFETY OF PRINCIPAL

                                                  Prospectus - February 28, 2002

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3870)

STATEMENT OF ADDITIONAL INFORMATION                                 MORGAN
FEBRUARY 28, 2002                                                   STANLEY
                                                                    U.S.
                                                                    GOVERNMENT
                                                                    SECURITIES
                                                                    TRUST

--------------------------------------------------------------------------------



    This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated February 28, 2002) for the Morgan Stanley U.S. Government Securities Trust may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
U.S. Government Securities Trust
c/o Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, NJ 07311
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


I.     Fund History.....................................................         4
II.    Description of the Fund and Its Investments and Risks............         4
       A.   Classification..............................................         4
       B.   Investment Strategies and Risks.............................         4
       C.   Fund Policies/Investment Restrictions.......................         4
III.   Management of the Fund...........................................         5
       A.   Board of Trustees...........................................         5
       B.   Management Information......................................         6
       C.   Compensation................................................        11
IV.    Control Persons and Principal Holders of Securities..............        13
V.     Investment Management and Other Services.........................        13
       A.   Investment Manager..........................................        13
       B.   Principal Underwriter.......................................        14
       C.   Services Provided by the Investment Manager.................        15
       D.   Dealer Reallowances.........................................        16
       E.   Rule 12b-1 Plan.............................................        16
       F.   Other Service Providers.....................................        20
       G.   Codes of Ethics.............................................        20
VI.    Brokerage Allocation and Other Practices.........................        20
       A.   Brokerage Transactions......................................        20
       B.   Commissions.................................................        20
       C.   Brokerage Selection.........................................        21
       D.   Directed Brokerage..........................................        21
       E.   Regular Broker-Dealers......................................        22
VII.   Capital Stock and Other Securities...............................        22
VIII.  Purchase, Redemption and Pricing of Shares.......................        23
       A.   Purchase/Redemption of Shares...............................        23
       B.   Offering Price..............................................        23
IX.    Taxation of the Fund and Shareholders............................        24
X.     Underwriters.....................................................        26
XI.    Calculation of Performance Data..................................        26
XII.   Financial Statements.............................................        27

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

"CUSTODIAN"--The Bank of New York.


"DISTRIBUTOR"--Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"FINANCIAL ADVISORS"--Morgan Stanley authorized financial services representatives.



"FUND"--Morgan Stanley U.S. Government Securities Trust, a registered open-end investment company.


"INDEPENDENT TRUSTEES"--Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


"INVESTMENT MANAGER"--Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.



"MORGAN STANLEY"--Morgan Stanley Dean Witter & Co., a preeminent global financial services firm.



"MORGAN STANLEY & CO."--Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.



MORGAN STANLEY DW--Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.



"MORGAN STANLEY FUNDS"--Registered investment companies (i) for which the Investment Manager serves as the investment advisor and (ii) that hold themselves out to investors as related companies for investment and investor services.



"MORGAN STANLEY SERVICES"--Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.



"TRANSFER AGENT"--Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.


"TRUSTEES"--The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized as a Massachusetts business trust, under a Declaration of Trust, on September 29, 1983, with the name Dean Witter U.S. Government Securities Trust. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter U.S. Government Securities Trust. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley U.S. Government Securities Trust.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company whose investment objective is a high level of current income consistent with safety of principal.

B. INVESTMENT STRATEGIES AND RISKS

    The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," and "Principal Risks."


    COLLATERALIZED MORTGAGE OBLIGATIONS. In addition, the purchase or retention of stripped mortgage-backed securities, CMOs and REMICs investments will be made only in conformity with the provisions of Section 703.5 of the National Credit Union Administration Rules and Regulations, as such provisions became effective on December 2, 1991.



    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest in, the Fund may invest in various money market securities for cash management purposes, which are limited to U.S. government securities.


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States. Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place between one month and 120 days after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

    At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash, cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund will:

         1.  Seek high current income consistent with safety of principal.

    The Fund may not:

         1. Purchase any securities other than obligations issued or guaranteed by the United States Government. Such obligations are backed by the full faith and credit of the United States. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of such obligations.

         2. Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 20%, and borrowing for purposes other than meeting redemptions may not exceed 5%, of the value of the Fund's total assets (including the amount borrowed) at the time the borrowing is made. It is the Fund's current intention not to borrow for other than meeting redemptions requests. Borrowings in excess of 5% will be repaid before additional investments are made. Interest on borrowings will reduce net investment income.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount not exceeding 10% of the value of its net assets but only to secure borrowings for temporary or emergency purposes.

         4.  Sell securities short or purchase securities on margin.

         5. Make loans to others except through the purchase of debt obligations in accordance with the Fund's investment objective and policies.

         6. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have a senior security by reason of (a) borrowing money in accordance with restriction (2) described above, or (b) by purchasing securities on a when-issued or delayed delivery basis or purchasing or selling securities on a forward commitment basis.

         7. Underwrite the securities of other issuers or purchase restricted securities.

         8. Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities which are secured by real estate or interests therein.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of nine (9) Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Six Trustees (67% of the total number) have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "independent" Trustees. The other three Trustees (the "management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2001) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open-and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Michael Bozic (60)        Trustee       Trustee        Retired; Director or Trustee        129       Director of Weirton Steel
 c/o Mayer, Brown, Rowe &                since          of the Morgan Stanley Funds                   Corporation.
 Maw                                     April 1994     and the TCW/DW Term Trusts;
 Counsel to the                                         formerly Vice Chairman of
 Independent                                            Kmart Corporation (December
 Trustees                                               1998-October 2000), Chairman
 1675 Broadway                                          and Chief Executive Officer of
 New York, NY                                           Levitz Furniture Corporation
                                                        (November 1995-November 1998)
                                                        and President and Chief
                                                        Executive Officer of Hills
                                                        Department Stores (May
                                                        1991-July 1995); formerly
                                                        variously Chairman, Chief
                                                        Executive Officer, President
                                                        and Chief Operating Officer
                                                        (1987-1991) of the Sears
                                                        Merchandise Group of Sears,
                                                        Roebuck & Co.

 Edwin J. Garn (69)        Trustee       Trustee        Director or Trustee of the          129       Director of Franklin Covey
 c/o Summit Ventures LLC                 since          Morgan Stanley Funds and the                  (time management sys-
 1 Utah Center                           January 1993   TCW/DW Term Trusts; formerly                  tems), BMW Bank of North
 201 S. Main Street                                     United States Senator (R-                     America, Inc. (industrial
 Salt Lake City, UT                                     Utah)(1974-1992) and Chairman,                loan corporation), United
                                                        Senate Banking Committee                      Space Alliance (joint ven-
                                                        (1980-1986); formerly Mayor of                ture between Lockheed
                                                        Salt Lake City, Utah                          Martin and the Boeing
                                                        (1971-1974); formerly                         Company) and Nuskin Asia
                                                        Astronaut, Space Shuttle                      Pacific (multilevel
                                                        Discovery (April 12-19, 1985);                marketing); member of the
                                                        Vice Chairman, Huntsman                       board of various civic and
                                                        Corporation (chemical                         charitable organizations.
                                                        company); member of the Utah
                                                        Regional Advisory Board of
                                                        Pacific Corp.



------------------------
* This is the date the Trustee began serving the Morgan Stanley family of funds.

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
   INDEPENDENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Wayne E. Hedien (67)      Trustee       Trustee        Retired; Director or Trustee        129       Director of The PMI Group
 c/o Mayer, Brown, Rowe &                since          of the Morgan Stanley Funds                   Inc. (private mortgage
 Maw                                     September      and the TCW/DW Term Trusts;                   insurance); Trustee and
 Counsel to the                          1997           formerly associated with the                  Vice Chairman of The Field
 Independent                                            Allstate Companies                            Museum of Natural History;
 Trustees                                               (1966-1994), most recently as                 director of various other
 1675 Broadway                                          Chairman of The Allstate                      business and charitable
 New York, NY                                           Corporation (March                            organizations.
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December
                                                        1994).

 Dr. Manuel H. Johnson     Trustee       Trustee        Chairman of the Audit               129       Director of NVR, Inc.
 (52)                                    since          Committee and Director or                     (home construction);
 c/o Johnson Smick                       July 1991      Trustee of the Morgan Stanley                 Chairman and Trustee of
 International, Inc.                                    Funds and the TCW/DW Term                     the Financial Accounting
 1133 Connecticut Avenue,                               Trusts; Senior Partner,                       Foundation (oversight
 N.W.                                                   Johnson Smick Interna-                        organization of the
 Washington, D.C.                                       tional, Inc., a consulting                    Financial Accounting
                                                        firm; Co-Chairman and a                       Standards Board).
                                                        founder of the Group of Seven
                                                        Council (G7C), an
                                                        international economic
                                                        commission; formerly Vice
                                                        Chairman of the Board of
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.
                                                        Treasury.

 Michael E. Nugent (65)    Trustee       Trustee        Chairman of the Insurance           207       Director of various busi-
 c/o Triumph Capital,                    since          Committee and Director or                     ness organizations.
 L.P.                                    July 1991      Trustee of the Morgan Stanley
 237 Park Avenue                                        Funds and the TCW/DW Term
 New York, NY                                           Trusts; director/trustee of
                                                        various investment companies
                                                        managed by Morgan Stanley
                                                        Investment Management Inc. and
                                                        Morgan Stanley Investments LP
                                                        (since July 2001); General
                                                        Partner, Triumph Capital,
                                                        L.P., a private investment
                                                        partnership; formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

 John L. Schroeder (71)    Trustee       Trustee        Retired; Chairman of the            129       Director of Citizens Com-
 c/o Mayer, Brown, Rowe &                since          Derivatives Committee and                     munications Company
 Maw                                     April 1994     Director or Trustee of the                    (telecommunications com-
 Counsel to the                                         Morgan Stanley Funds and the                  pany).
 Independent                                            TCW/DW Term Trusts; formerly
 Trustees                                               Executive Vice President and
 1675 Broadway                                          Chief Investment Officer of
 New York, NY                                           the Home Insurance Company
                                                        (August 1991-September 1995).


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

    The management Trustees and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                           POSITION(S)     LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF   HELD WITH        TIME       PRINCIPAL OCCUPATION(S) DURING    OVERSEEN     OTHER DIRECTORSHIPS HELD
    MANAGEMENT TRUSTEE      REGISTRANT      SERVED*              PAST 5 YEARS            BY TRUSTEE           BY TRUSTEE
 ------------------------  ------------  -------------  ------------------------------  ------------  --------------------------
 Charles A. Fiumefreddo    Chairman,     Trustee        Chairman, Director or Trustee       129       None
 (68)                      Director or   since          and Chief Executive Officer of
 c/o Morgan Stanley Trust  Trustee       July 1991      the Morgan Stanley Funds and
 Harborside Financial      and Chief                    the TCW/DW Term Trusts;
 Center,                   Executive                    formerly Chairman, Chief
 Plaza Two,                Officer                      Executive Officer and Director
 Jersey City, NJ                                        of the Investment Manager, the
                                                        Distributor and Morgan Stanley
                                                        Services, Executive Vice
                                                        President and Director of
                                                        Morgan Stanley DW, Chairman
                                                        and Director of the Transfer
                                                        Agent and Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries (until
                                                        June 1998).

 James F. Higgins (53)     Trustee       Trustee since  Director or Trustee of the          129       None
 c/o Morgan Stanley Trust                June 2000      Morgan Stanley Funds and the
 Harborside Financial                                   TCW/DW Term Trusts (since June
 Center,                                                2000); Senior Advisor of
 Plaza Two,                                             Morgan Stanley (since August
 Jersey City, NJ                                        2000); Director of the
                                                        Distributor and Dean Witter
                                                        Realty Inc.; previously
                                                        President and Chief Operating
                                                        Officer of the Private Client
                                                        Group of Morgan Stanley (May
                                                        1999-August 2000), President
                                                        and Chief Operating Officer of
                                                        Individual Securities of
                                                        Morgan Stanley (February
                                                        1997-May 1999).

 Philip J. Purcell (58)    Trustee       Trustee since  Director or Trustee of the          129       Director of American
 1585 Broadway                           April 1994     Morgan Stanley Funds and the                  Airlines, Inc. and its
 New York, NY                                           TCW/DW Term Trusts; Chairman                  parent company, AMR
                                                        of the Board of Directors and                 Corporation.
                                                        Chief Executive Officer of
                                                        Morgan Stanley and Morgan
                                                        Stanley DW; Director of the
                                                        Distributor; Chairman of the
                                                        Board of Directors and Chief
                                                        Executive Officer of Novus
                                                        Credit Services Inc.; Director
                                                        and/or officer of various
                                                        Morgan Stanley subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

                              POSITION(S)
 NAME, AGE AND ADDRESS OF      HELD WITH          LENGTH OF TIME
    EXECUTIVE OFFICER          REGISTRANT             SERVED*                PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 ------------------------   ----------------   ---------------------   -------------------------------------------------------
 Mitchell M. Merin (48)     President          President since May     President and Chief Operating Officer of Morgan Stanley
 1221 Avenue of the                            1999                    Investment Management (since December 1998); President,
 Americas                                                              Director (since April 1997) and Chief Executive Officer
 New York, NY                                                          (since June 1998) of the Investment Manager and Morgan
                                                                       Stanley Services; Chairman, Chief Executive Officer and
                                                                       Director of the Distributor (since June 1998); Chairman
                                                                       and Chief Executive Officer (since June 1998) and
                                                                       Director (since January 1998) of the Transfer Agent;
                                                                       Director of various Morgan Stanley subsidiaries;
                                                                       President of the Morgan Stanley Funds and TCW/DW Term
                                                                       Trusts (since May 1999); Trustee of various Van Kampen
                                                                       investment companies (since December 1999); previously
                                                                       Chief Strategic Officer of the Investment Manager and
                                                                       Morgan Stanley Services and Executive Vice President of
                                                                       the Distributor (April 1997-June 1998), Vice President
                                                                       of the Morgan Stanley Funds (May 1997-April 1999), and
                                                                       Executive Vice President of Morgan Stanley.

 Barry Fink (46)            Vice President,    Vice President,         General Counsel (since May 2000) and Managing Director
 c/o Morgan Stanley Trust   Secretary and      Secretary and General   (since December 2000) of Morgan Stanley Investment
 Harborside Financial       General Counsel    Counsel since           Management; Managing Director (since December 2000),
 Center,                                       February 1997           and Secretary and General Counsel (since February 1997)
 Plaza Two,                                                            and Director (since July 1998) of the Investment
 Jersey City, NJ                                                       Manager and Morgan Stanley Services; Assistant
                                                                       Secretary of Morgan Stanley DW; Vice President,
                                                                       Secretary and General Counsel of the Morgan Stanley
                                                                       Funds and TCW/DW Term Trusts (since February 1997);
                                                                       Vice President and Secretary of the Distributor;
                                                                       previously, Senior Vice President, Assistant Secretary
                                                                       and Assistant General Counsel of the Investment Manager
                                                                       and Morgan Stanley Services.

 Thomas F. Caloia (55)      Treasurer          Over 5 years            First Vice President and Assistant Treasurer of the
 c/o Morgan Stanley Trust                                              Investment Manager, the Distributor and Morgan Stanley
 Harborside Financial                                                  Services; Treasurer of the Morgan Stanley Funds.
 Center,
 Plaza Two,
 Jersey City, NJ

 W.David Armstrong (43)     Vice President     Since February 2001     Managing Director of the Investment Manager and/or its
 One Tower Bridge                                                      investment management affiliates (since 1998);
 West Conshohocken,                                                    previously a Senior Vice President at Lehman Brothers
 Pennsylvania                                                          (1995-1998).

 Paul F. O'Brien (45)       Vice President     Since February 2001     Executive Director of the Investment Manager and/or its
 One Tower Bridge                                                      investment management affiliates for over 5 years.
 West Conshohocken,
 Pennsylvania

 David S. Horowitz (28)     Vice President     Since February 2001     Vice President and Portfolio Manager of the Investment
 One Tower Bridge                                                      Manager and/or its investment management affiliates for
 West Conshohocken,                                                    over 5 years.
 Pennsylvania


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley family of funds.

    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                 AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                  ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND        BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                   (AS OF DECEMBER 31, 2001)                            (AS OF DECEMBER 31, 2001)
-------------------------  --------------------------------------------------   -------------------------------------------------
Michael Bozic                                     none                                            over $100,000

Edwin J. Garn                                     none                                            over $100,000

Wayne E. Hedien                                   none                                            over $100,000

Dr. Manuel H. Johnson                             none                                            over $100,000

Michael E. Nugent                                 none                                            over $100,000

John L. Schroeder                           $50,001-$100,000                                      over $100,000

Charles A. Fiumefreddo                      $10,001-$50,000                                       over $100,000

James F. Higgins                                  none                                            over $100,000

Philip J. Purcell                                 none                                            over $100,000



    As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    RONALD E. ROBISON, Managing Director, Chief Administrative Officer and Director of the Investment Manager and Morgan Stanley Services and Chief Executive Officer and Director of the Transfer Agent, ROBERT S. GIAMBRONE, Executive Director of the Investment Manager, Morgan Stanley Services, the Distributor and the Transfer Agent and Director of the Transfer Agent, JOSEPH J. MCALINDEN, Managing Director and Chief Investment Officer of the Investment Manager and Director of the Transfer Agent, and JONATHAN R. PAGE and JAMES F. WILLISON, Managing Directors of the Investment Manager, are Vice Presidents of the Fund.



    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and TODD LEBO, LOUANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, and NATASHA KASSIAN and GEORGE SILFEN, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, are Assistant Secretaries of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the independent directors/trustees. The Morgan Stanley Funds seek as independent directors/trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the funds' boards, such individuals may reject other attractive assignments because the funds make substantial demands on their time. All of the independent directors/trustees serve as members of the Audit Committee. In addition, three of the directors/trustees, including two independent directors/trustees, serve as members of the Derivatives Committee and the Insurance Committee.



    The independent directors/trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The independent directors/trustees are required to select and nominate individuals to fill any independent director/trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.


    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board.

    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Fund.

    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund.


    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The independent Trustees and the Funds' management believe that having the same independent directors/trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as independent directors/trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the fund complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of independent directors/trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same independent directors/trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of independent directors/trustees, of the caliber, experience and business acumen of the individuals who serve as independent directors/trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

    The following table illustrates the compensation that the Fund paid to its Independent Trustees for the fiscal year ended December 31, 2001.


                               FUND COMPENSATION


                                            AGGREGATE
                                           COMPENSATION
                                             FROM THE
NAME OF INDEPENDENT TRUSTEE                    FUND
---------------------------               --------------
Michael Bozic...........................    $1,650
Edwin J. Garn...........................     1,550
Wayne E. Hedien.........................     1,600
Dr. Manuel H. Johnson...................     2,350
Michael E. Nugent.......................     2,100
John L. Schroeder.......................     2,050



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 2001 for services to the 97 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2001. None of the Fund's Independent Trustees received compensation from any other funds in the Fund Complex, except Mr. Nugent who received compensation for service as Director/Trustee to 16 other registered funds (consisting of 78 portfolios) in the Fund Complex.



                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS



                                            TOTAL CASH
                                           COMPENSATION
                                          FOR SERVICES TO
                                             97 MORGAN
                                           STANLEY FUNDS
                                             AND OTHER
                                           FUNDS IN THE
NAME OF INDEPENDENT TRUSTEE                FUND COMPLEX
---------------------------               ---------------
Michael Bozic...........................     $150,150
Edwin J. Garn...........................      150,150
Wayne E. Hedien.........................      150,100
Dr. Manuel H. Johnson...................      219,900
Michael E. Nugent.......................      228,362
John L. Schroeder.......................      196,650



    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 52 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an independent director/trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an independent director/trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.


    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board(1). "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2001 and by the 52 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2001, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2001 and from the 52 Morgan Stanley Funds as of December 31, 2001. For the calendar year ended December 31, 2001, no retirement benefits accrued to the Independent Trustees from any other funds in the Fund Complex.



         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS



                                 FOR ALL ADOPTING FUNDS
                             ------------------------------  RETIREMENT BENEFITS     ESTIMATED ANNUAL
                               ESTIMATED                         ACCRUED AS              BENEFITS
                                CREDITED                          EXPENSES          UPON RETIREMENT(2)
                                 YEARS         ESTIMATED     -------------------    -------------------
                             OF SERVICE AT   PERCENTAGE OF             BY ALL         FROM    FROM ALL
                               RETIREMENT       ELIGIBLE     BY THE   ADOPTING        THE     ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)    COMPENSATION    FUND      FUNDS         FUND      FUNDS
---------------------------  --------------  --------------  ------  -----------    --------  ---------
Michael Bozic..............         10           60.44%      $  374   $ 21,395       $  907   $ 48,443
Edwin J. Garn..............         10           60.44          539     33,443          927     49,121
Wayne E. Hedien............          9           51.37          711     44,952          779     41,437
Dr. Manuel H. Johnson......         10           60.44          384     22,022        1,360     72,014
Michael E. Nugent..........         10           60.44          648     38,472        1,209     64,157
John L. Schroeder..........          8           50.37        1,206     68,342          970     50,640


------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.


IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    The following owned 5% or more of the outstanding shares of Class A of the Fund on February 8, 2002: State Street Bank and Trust Co., for the benefit of ADP/Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318--52.655%. The following owned 5% or more of the outstanding shares of Class D on February 8, 2002: Commonwealth of PA, PA Treasury Dept., Finance Building Room 121, Harrisburg, PA 17120--17.737% and State Street Bank and Trust Co., for the benefit of ADP/ Morgan Stanley Alliance, 105 Rosemont Avenue, Westwood, MA 02090-2318--7.498%.


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER


    The Investment Manager to the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the Fund's daily net assets:

       -0.50% of the portion of the daily net assets of the Fund not exceeding $1 billion;
       -0.475% of the portion of the Fund's daily net assets exceeding $1 billion but not exceeding $1.5 billion;
       -0.45% of the portion of the Fund's daily net assets exceeding
        $1.5 billion but not exceeding $2 billion;
       -0.425% of the portion of the Fund's daily net assets exceeding $2 billion but not exceeding $2.5 billion;
       -0.40% of the portion of the Fund's daily net assets exceeding
        $2.5 billion but not exceeding $5 billion;
       -0.375% of the portion of the Fund's daily net assets exceeding $5 billion but not exceeding $7.5 billion;
       -0.35% of the portion of the Fund's daily net assets exceeding
        $7.5 billion but not exceeding $10 billion;
       -0.325% of the portion of the Fund's daily net assets exceeding
        $10 billion but not exceeding $12.5 billion; and -0.30% of the portion of the Fund's daily net assets exceeding
        $12.5 billion.


    The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended December 31, 1999, 2000 and 2001, the Investment Manager accrued total compensation under the Management Agreement in the amounts of $20,585,209, $17,450,841, and $18,661,301, respectively.



    The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.



    In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interests of the Fund and its shareholders.


B. PRINCIPAL UNDERWRITER


    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.


    The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

    The Investment Manager manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Management Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

    The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

    The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

    Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN


    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 0.75% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 0.75% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.



    The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended December 31, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).



                                                  2001                         2000                        1999
                                       --------------------------    ------------------------    ------------------------
Class A............................    FSCs:(1)      $    281,871    FSCs:(1)    $     36,487    FSCs:(1)    $    122,938
                                       CDSCs:        $    103,784    CDSCs:      $     20,912    CDSCs:      $     27,300
Class B............................    CDSCs:        $  2,291,522    CDSCs:      $  2,013,786    CDSCs:      $  2,612,817
Class C............................    CDSCs:        $     64,532    CDSCs:      $     19,319    CDSCs:      $     24,446


------------------------

(1)  FSCs apply to Class A only.

    The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a "service fee" under the Rules of the National Association of Securities Dealers, Inc. (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the Association.


    Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
December 31, 2001, of $29,633,097. This amount is equal to 0.75% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. The Distributor rebated a total of $8,836,839 back to the Fund. Therefore the total amount paid by the Fund was $20,826,258, which amount is equal to 0.53% of the Fund's average daily net assets for the year. For the fiscal year ended December 31, 2001, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $199,293 and $326,109, respectively, which amounts are equal to 0.19% and 0.75% of the average daily net assets of Class A and Class C, respectively, for the fiscal year.


    The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four Classes, each with a different distribution arrangement.


    With respect to Class A shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which
(i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.



    With respect to Class B shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.20% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.



    With respect to Class C shares, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 0.75% of the current value of the respective accounts for which they are the Financial Advisors of record.



    With respect to Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program).



    The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other expenses relating to branch promotion of Fund sales.



    The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.


    The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

    The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

    The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 0.75%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.


    Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended December 31, 2001 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $1,235,917,931 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 0.90% ($11,151,284)--advertising and promotional expenses; (ii) 0.12% ($1,448,173)--printing of prospectuses for distribution to other than current shareholders; and (iii) 98.98% ($1,223,278,475)--other expenses, including the gross sales credit and the carrying charge, of which 14.24% ($174,206,959) represents carrying charges, 35.51% ($434,315,608) represents commission credits to Morgan Stanley DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 50.25% ($614,755,908) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended December 31, 2001 were service Fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.



    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $259,059 in the case of Class C at December 31, 2001 (the end of the calendar year), which amount was equal to 0.41% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.



    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.



    On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.


    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT


    Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS

    The Bank of New York, 100 Church Street, New York, NY 10007 is the Custodian of the Fund's assets. Any of the Fund's cash balances with either Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281 serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS


    The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.


G. CODES OF ETHICS

    The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees of the Fund, the Investment Manager is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions will occur primarily with issuers, underwriters or major dealers in U.S. Government securities acting as principals. Such transactions are normally on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Options and futures transactions will usually be effected through a broker and a commission will be charged.


    For the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not pay any brokerage commissions.


B. COMMISSIONS


    Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government Securities. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any principal transactions with Morgan Stanley DW.



    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.



    During the fiscal years ended December 31, 1999, 2000 and 2001, the Fund did not effect any securities transactions through an affiliated broker or dealer.


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.


    In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be utilized by the Investment Manager and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.



    The Investment Manager and certain of its affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Manager and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2001, the Fund did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2001, the Fund did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At December 31, 2001, the Fund did not own any securities issued by any of such issuers.


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.


    TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Fund shares, the application of proceeds to the purchase of new shares in the Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.



    The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.


    TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.


    OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.


B. OFFERING PRICE


    The Fund's Class B, Class C and Class D shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW and other authorized dealers as described in "Section V. Investment Management and Other Services--E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.


    In the calculation of the Fund's net asset value: (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest bid price prior to the time of valuation, and (2) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees (valuation of securities for which market quotations are not readily available may also be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors).

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------


    The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return and they are also subject to different rates of tax. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.


    INVESTMENT COMPANY TAXATION. The Fund intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

    The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

    Gains or losses on sales of securities by the Fund will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses.

    Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Investment Manager will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

    TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available to non-corporate shareholders to the extent the distributons of long-term capital gains are derived from securities which the Fund purchased after December 31, 2000, and held for more than five years.


    Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

    After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income and the portion taxable as long-term capital gains.

    PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.


    In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders generally is 20%. A special lower tax rate of 18% on long-term capital gains is available for non-corporate shareholders who purchased shares after December 31, 2000, and held such shares for more than five years. This special lower tax rate of 18% for five-year property does not apply to non-corporate shareholders holding Fund shares which were purchased on or prior to December 31, 2000, unless such shareholders make an election to treat the Fund shares as being sold and reacquired on January 1, 2001. A shareholder making such election may realize capital gains. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.


    Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.


    Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first fund, followed by the purchase of shares in the second fund.


    If a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Fund's shares are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Yield is calculated for any 30-day period as follows: the amount of interest income for each security in the Fund's portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Fund's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income" of each Class. The resulting amount is divided by the product of the maximum offering price per share on the last day of the period, multiplied by the average number of shares of the applicable Class outstanding during the period that were entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. For the 30-day period ended December 31, 2001, the yield, calculated pursuant to the formula described above, was approximately 4.91%, 4.63%, 4.62% and 5.39% for Class A, Class B, Class C and Class D, respectively.



    The Fund's "average annual total return" represents an annualization of the Fund's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. The average annual total returns for Class B for the one, five and ten year periods ended December 31, 2001 were 1.29%, 6.15% and 6.06%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were 2.13% and 5.40%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were 5.03% and 6.06%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 2001 and for the period July 28, 1997 (inception of the Class) through December 31, 2001 were 6.85% and 6.67%, respectively.



    In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns of Class B for the one, five and ten year periods ended December 31, 2001, were 6.29%, 6.46% and 6.06%, respectively. The average annual total returns of Class A for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 6.66% and 6.44%, respectively. The average annual total returns of Class C for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 6.03% and 6.06%, respectively. The average annual total returns of Class D for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 6.85% and 6.67%, respectively.

    In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns for Class B for the one, five and ten year period ended December 31, 2001, were 6.29%, 36.77% and 80.07%, respectively. The total returns of Class A for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 6.66% and 31.85%, respectively. The total returns of Class C for the fiscal year ended
December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 6.03% and 29.78%, respectively. The total returns of Class D for the fiscal year ended December 31, 2001 and for the period July 28, 1997 through December 31, 2001 were 6.85% and 33.10%, respectively.



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund by adding 1 to the Fund's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,575, $48,250 and $97,250 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class at inception of the Class would have grown to the following amounts at December 31, 2001:



                                                                   INVESTMENT AT INCEPTION OF:
                                                     INCEPTION   --------------------------------
CLASS                                                  DATE:     $10,000     $50,000    $100,000
-----                                                ---------   --------   ---------   ---------
Class A............................................  07/28/97    $12,625    $ 63,618    $128,224
Class B............................................  06/29/84     36,697     183,485     366,970
Class C............................................  07/28/97     12,978      64,890     129,780
Class D............................................  07/28/97     13,310      66,550     133,100



    The after-tax returns of the Fund may also be advertised or otherwised reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns.


    The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2001 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley U.S. Government Securities Trust
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001

PRINCIPAL
AMOUNT IN                                           COUPON
THOUSANDS      DESCRIPTION AND MATURITY DATE         RATE           VALUE

------------------------------------------------------------------------------

            Mortgage-Backed Securities (50.9%)
            Government National Mortgage Assoc. I (49.5%)
$   99,936  12/15/28 - 03/15/29................      6.00%      $   97,999,511
   728,026  10/15/22 - 07/15/31................      6.50          730,073,123
   621,454  04/15/17 - 03/15/27................      7.00          634,466,162
   305,124  11/15/02 - 06/15/27................      7.50          315,422,410
    99,542  10/15/16 - 07/15/26................      8.00          104,083,340
    93,411  07/15/06 - 04/15/25................      8.50           98,869,491
    69,840  10/15/08 - 08/15/21................      9.00           74,226,405
    44,814  10/15/09 - 12/15/20................      9.50           47,684,738
    49,281  11/15/09 - 11/15/20................      10.00          52,530,535
       164  05/15/10 - 06/15/15................      12.50             182,773
                                                                --------------
                                                                 2,155,538,488
                                                                --------------
            Government National Mortgage Assoc. II (1.3%)
    22,715  01/20/24 - 02/20/24................      6.50           22,679,778
    32,424  03/20/26 - 07/20/29................      7.00           32,991,507
                                                                --------------
                                                                    55,671,285
                                                                --------------
            Government National Mortgage Assoc. GPM I (0.1%)
     1,881  08/15/13 - 07/15/15................      12.25           2,114,126
                                                                --------------
            Total Mortgage-Backed Securities
             (COST $2,161,549,482)............................   2,213,323,899
                                                                --------------
            U.S. Government Obligations (35.5%)
            U.S. Treasury Notes (17.1%)
    50,000  3/31/03............................      5.50           51,955,100
   287,500  5/15/05............................      6.75          312,588,975
   216,350  2/15/05............................      7.50          239,683,780
   125,000  11/15/04...........................      7.875         138,989,250
                                                                --------------
                                                                   743,217,105
                                                                --------------
            U.S. Treasury Bonds (18.4%)
   211,000  02/15/25...........................      7.625         260,708,646
   207,000  08/15/19 - 08/15/21................      8.125         263,661,006
   206,225  08/15/20...........................      8.75          276,744,257
                                                                --------------
                                                                   801,113,909
                                                                --------------
            Total U.S. Government Obligations
             (COST $1,558,927,783)............................   1,544,331,014
                                                                --------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                           COUPON
THOUSANDS      DESCRIPTION AND MATURITY DATE         RATE           VALUE

------------------------------------------------------------------------------

            U.S. Government Agencies (10.7%)
            Housing Urban Development Ser 99-A (0.8%)
$   18,800  08/01/10...........................      6.06%      $   19,188,295
    15,290  08/01/11...........................      6.16           15,319,601
                                                                --------------
                                                                    34,507,896
                                                                --------------
            Resolution Funding Corp. Zero Coupon Strips (9.1%)
    47,000  04/15/03...........................      0.00           45,336,200
    46,000  07/15/03...........................      0.00           43,957,784
    69,000  10/15/03...........................      0.00           65,397,648
    42,419  04/15/04...........................      0.00           39,127,625
    18,500  07/15/04...........................      0.00           16,847,543
     1,550  04/15/07...........................      0.00            1,194,965
     6,000  10/15/07...........................      0.00            4,514,850
    74,000  10/15/08...........................      0.00           51,880,290
    87,000  01/15/10...........................      0.00           55,752,036
    40,000  07/15/10...........................      0.00           24,767,200
    34,000  10/15/10...........................      0.00           20,788,246
    45,000  01/15/11...........................      0.00           26,937,855
                                                                --------------
                                                                   396,502,242
                                                                --------------
            Small Business Administration (0.8%)
    11,853  Ser 99-D 04/01/19..................      6.15           11,855,775
    10,349  Ser 99-F 06/01/19..................      6.80           10,596,168
    13,541  Ser 99-G 07/01/19..................      7.00           14,097,664
                                                                --------------
                                                                    36,549,607
                                                                --------------
            Total U.S. Government Agencies
             (COST $448,949,502)..............................     467,559,745
                                                                --------------
            Short-Term Investments (a) (1.5%)
            U.S. Treasury Bills
        68  01/17/02...........................      1.68               67,949
     1,200  02/14/02...........................      1.925           1,197,177

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2001 CONTINUED

PRINCIPAL
AMOUNT IN                                           COUPON
THOUSANDS      DESCRIPTION AND MATURITY DATE         RATE           VALUE

------------------------------------------------------------------------------

$   14,700  02/21/02...........................      1.73%      $   14,663,869
    50,000  03/07/02...........................      1.72           49,847,111
                                                                --------------
            Total Short-Term Investments
             (COST $65,773,717)...............................      65,776,106
                                                                --------------

            Total Investments
             (COST $4,235,200,484) (B).........       98.6%      4,290,990,764
            Other Assets in Excess of
             Liabilities.......................        1.4          59,484,077
                                                     -----      --------------
            Net Assets.........................      100.0%     $4,350,474,841
                                                     =====      ==============

---------------------

   GPM  GRADUATED PAYMENT MORTGAGE.
   (A) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
   (B) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $74,909,913 AND THE AGGREGATE GROSS
        UNREALIZED DEPRECIATION IS $19,119,633, RESULTING IN NET UNREALIZED APPRECIATION OF $55,790,280.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
DECEMBER 31, 2001

Assets:
Investments in securities, at value
 (cost $4,235,200,484)............................  $4,290,990,764
Cash..............................................         75,532
Receivable for:
  Interest........................................     44,381,034
  Investments sold................................     27,276,766
  Shares of beneficial interest sold..............      3,846,552
Prepaid expenses and other assets.................        557,558
                                                    -------------
    Total Assets..................................  4,367,128,206
                                                    -------------
Liabilities:
Payable for:
  Dividends and distributions to shareholders.....      8,645,466
  Shares of beneficial interest repurchased.......      3,198,144
  Distribution fee................................      2,641,000
  Investment management fee.......................      1,631,959
Accrued expenses and other payables...............        536,796
                                                    -------------
    Total Liabilities.............................     16,653,365
                                                    -------------
    Net Assets....................................  $4,350,474,841
                                                    =============
Composition of Net Assets:
Paid-in-capital...................................  $4,542,932,925
Net unrealized appreciation.......................     55,790,280
Dividends in excess of net investment income......     (5,066,850)
Accumulated net realized loss.....................   (243,181,514)
                                                    -------------
    Net Assets....................................  $4,350,474,841
                                                    =============
Class A Shares:
Net Assets........................................   $122,863,023
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     13,667,207
    Net Asset Value Per Share.....................  $        8.99
                                                    =============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 4.44% OF NET ASSET
     VALUE).......................................  $        9.39
                                                    =============
Class B Shares:
Net Assets........................................  $4,025,296,827
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................    447,059,307
    Net Asset Value Per Share.....................  $        9.00
                                                    =============
Class C Shares:
Net Assets........................................    $63,645,693
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................      7,018,887
    Net Asset Value Per Share.....................  $        9.07
                                                    =============
Class D Shares:
Net Assets........................................   $138,669,298
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR
 VALUE)...........................................     15,417,230
    Net Asset Value Per Share.....................  $        8.99
                                                    =============

Statement of Operations
FOR THE YEAR ENDED DECEMBER 31, 2001

Net Investment Income
Interest Income...................................  $269,595,783
                                                    -----------
Expenses
Distribution fee (Class A shares).................      199,293
Distribution fee (Class B shares).................   29,663,097
Distribution fee (Class C shares).................      326,109
Investment management fee.........................   18,661,301
Transfer agent fees and expenses..................    3,094,419
Custodian fees....................................      777,323
Shareholder reports and notices...................      206,133
Registration fees.................................      100,563
Professional fees.................................       65,966
Trustees' fees and expenses.......................       20,353
Other.............................................       45,497
                                                    -----------
    Total Expenses................................   53,160,054
Less: plan of distribution fee rebate (Class B
 shares)..........................................   (8,836,839)
                                                    -----------
    Net Expenses..................................   44,323,215
                                                    -----------
    Net Investment Income.........................  225,272,568
                                                    -----------
Net Realized and Unrealized Gain (Loss):
Net realized gain.................................  119,199,405
Net change in unrealized appreciation.............  (91,046,552)
                                                    -----------
    Net Gain......................................   28,152,853
                                                    -----------
Net Increase......................................  $253,425,421
                                                    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
Financial Statements CONTINUED

Statement of Changes in Net Assets

                                            FOR THE YEAR       FOR THE YEAR
                                                ENDED              ENDED
                                          DECEMBER 31, 2001  DECEMBER 31, 2000
                                          -----------------  -----------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income...................   $  225,272,568     $  258,940,161
Net realized gain.......................      119,199,405         10,354,536
Net change in unrealized appreciation...      (91,046,552)       145,538,211
                                           --------------     --------------

   Net Increase.........................      253,425,421        414,832,908
                                           --------------     --------------
Dividends to Shareholders from Net
 Investment Income:
Class A shares..........................       (6,419,817)        (5,585,742)
Class B shares..........................     (218,858,654)      (247,644,329)
Class C shares..........................       (2,248,365)        (1,268,697)
Class D shares..........................       (7,177,769)        (3,132,208)
                                           --------------     --------------

   Total Dividends......................     (234,704,605)      (257,630,976)
                                           --------------     --------------

Net increase (decrease) from
 transactions in shares of beneficial
 interest...............................      365,740,692       (459,419,956)
                                           --------------     --------------

   Net Increase (Decrease)..............      384,461,508       (302,218,024)
Net Assets:
Beginning of period.....................    3,966,013,333      4,268,231,357
                                           --------------     --------------
End of Period (Including dividends in
 excess of net investment income of
 $5,066,850 and undistributed net
 investment income of $1,084,393,
 respectively)..........................   $4,350,474,841     $3,966,013,333
                                           ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2001

1. Organization and Accounting Policies
Morgan Stanley U.S. Government Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter U.S. Government Securities Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is high current income consistent with safety of principal. The Fund seeks to achieve its objective by investing in obligations issued or guaranteed by the U.S. Government or its instrumentalities. The Fund was organized as a Massachusetts business trust on September 29, 1983 and commenced operations on June 29, 1984. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), formerly Morgan Stanley Dean Witter Advisors Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); and
(3) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service;

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements / / December 31, 2001 CONTINUED

(4) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Federal Income Tax Status -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

E. Dividends and Distributions to Shareholders -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the Fund's net assets determined at the close of each business day: 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion;

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements / / December 31, 2001 CONTINUED

0.45% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.425% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.40% to the portion of daily net assets exceeding $2.5 billion but not exceeding $5 billion; 0.375% to the portion of daily net assets exceeding $5 billion but not exceeding $7.5 billion; 0.35% to the portion of daily net assets exceeding $7.5 billion but not exceeding $10 billion; 0.325% to the portion of daily net assets exceeding $10 billion but not exceeding $12.5 billion; and 0.30% to the portion of daily net assets exceeding $12.5 billion.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.75% (0.65% on amounts over $10 billion) of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.75% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that there were no excess expenses as of December 31, 2001.

For the year ended December 31, 2001, the Distributor rebated a portion of the distribution fees paid by the fund on Class B shares in the amount of $8,836,839.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.75% of the average daily net assets of Class A or Class C, respectively, will not

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements / / December 31, 2001 CONTINUED

be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended December 31, 2001, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.19% and 0.75%, respectively.

The Distributor has informed the Fund that for the year ended December 31, 2001 it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of approximately $103,784, $2,291,522 and $64,532, respectively and received approximately $281,871 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The costs of purchases and proceeds from sales/prepayments of portfolio securities, excluding short-term investments, for the year ended December 31, 2001 were $3,271,047,148 and $2,976,554,957, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 2001, the Fund had transfer agent fees and expenses payable of approximately $24,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2001 included in Trustees' fees and expenses in the Statement of Operations amounted to $8,465. At December 31, 2001, the Fund had an accrued pension liability of $58,425 included in accrued expenses in the Statement of Assets and Liabilities.

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements / / December 31, 2001 CONTINUED

5. Shares of Beneficial Interest
Transactions in shares of beneficial interest were as follows:

                                        FOR THE YEAR                  FOR THE YEAR
                                           ENDED                          ENDED
                                     DECEMBER 31, 2001              DECEMBER 31, 2000
                                ----------------------------  -----------------------------
                                   SHARES         AMOUNT         SHARES         AMOUNT
                                ------------  --------------  ------------  ---------------
CLASS A SHARES
Sold..........................    38,542,864  $  348,022,471    30,702,699  $   267,010,670
Reinvestment of dividends.....       524,140       4,722,982       446,899        3,869,755
Redeemed......................   (36,556,941)   (330,029,479)  (28,255,356)    (245,912,922)
                                ------------  --------------  ------------  ---------------
Net increase -- Class A.......     2,510,063      22,715,974     2,894,242       24,967,503
                                ------------  --------------  ------------  ---------------
CLASS B SHARES
Sold..........................   123,429,604   1,116,980,350    66,794,500      579,782,812
Reinvestment of dividends.....    13,501,488     121,807,215    15,443,226      133,649,991
Redeemed......................  (108,126,726)   (977,027,553) (146,458,727)  (1,262,985,747)
                                ------------  --------------  ------------  ---------------
Net increase (decrease) --
 Class B......................    28,804,366     261,760,012   (64,221,001)    (549,552,944)
                                ------------  --------------  ------------  ---------------
CLASS C SHARES
Sold..........................     9,847,708      89,816,992     3,481,386       30,798,243
Reinvestment of dividends.....       170,712       1,553,315        91,523          798,659
Redeemed......................    (6,042,829)    (54,957,118)   (3,072,754)     (27,087,424)
                                ------------  --------------  ------------  ---------------
Net increase -- Class C.......     3,975,591      36,413,189       500,155        4,509,478
                                ------------  --------------  ------------  ---------------
CLASS D SHARES
Sold..........................    11,712,760     105,856,459    12,621,556      109,574,437
Reinvestment of dividends.....       503,363       4,538,715       305,567        2,651,318
Redeemed......................    (7,245,262)    (65,543,657)   (6,014,574)     (51,569,748)
                                ------------  --------------  ------------  ---------------
Net increase -- Class D.......     4,970,861      44,851,517     6,912,549       60,656,007
                                ------------  --------------  ------------  ---------------
Net increase (decrease) in
 Fund.........................    40,260,881  $  365,740,692   (53,914,055) $  (459,419,956)
                                ============  ==============  ============  ===============

6. Federal Income Tax Status
During the year ended December 31, 2001, the Fund utilized approximately $114,185,000 of its net capital loss carryover. At December 31, 2001, the Fund had a net capital loss carryover of approximately $243,181,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through December 31 of the following years:

               AMOUNTS IN THOUSANDS
--------------------------------------------------
2002       2003     2004     2005    2006    2007
----      -------  -------  ------  ------  ------
$118,056  $63,667  $49,153  $3,006  $2,711  $6,588
========  =======  =======  ======  ======  ======

Morgan Stanley U.S. Government Securities Trust
Notes to Financial Statements / / December 31, 2001 CONTINUED

At December 31, 2001, the Fund had temporary book/tax differences primarily attributable to book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund and an expired capital loss carryover. To reflect reclassifications arising from the permanent differences, paid-in-capital was charged $149,307,702, dividends in excess of net investment income was credited $4,911,023 and accumulated net realized loss was credited $144,396,679.

7. Change in Accounting Policy
Effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Fund, but resulted in a $1,630,229 decrease in the cost of securities and a corresponding $1,630,229 decrease to undistributed net investment income based on securities held as of December 31, 2000.

The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $8,347,643; increase unrealized appreciation by $2,954,505; and increase net realized gains by $5,393,138. The statement of changes in net assets and the financial highlights for the prior periods have not been restated to reflect this change.

Morgan Stanley U.S. Government Securities Trust
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                FOR THE PERIOD
                                           FOR THE YEAR ENDED DECEMBER 31                       JULY 28, 1997*
                           --------------------------------------------------------------           THROUGH
                              2001             2000             1999             1998          DECEMBER 31, 1997
                           -----------      -----------      -----------      -----------      -----------------
Class A Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....   $   8.94          $  8.58          $  9.18          $  9.09             $  9.03
                            --------          -------          -------          -------             -------
Income (loss) from
 investment operations:
  Net investment
   income................       0.51(4)          0.56             0.58             0.59                0.25
  Net realized and
   unrealized gain
   (loss)................       0.07(4)          0.36            (0.60)            0.09                0.06
                            --------          -------          -------          -------             -------
Total income (loss) from
 investment operations...       0.58             0.92            (0.02)            0.68                0.31
                            --------          -------          -------          -------             -------

Less dividends from net
 investment income.......      (0.53)           (0.56)           (0.58)           (0.59)              (0.25)
                            --------          -------          -------          -------             -------

Net asset value, end of
 period..................   $   8.99          $  8.94          $  8.58          $  9.18             $  9.09
                            ========          =======          =======          =======             =======
Total Return+............       6.66%           11.18%           (0.26)%           7.70%               3.50%(1)
Ratios to Average Net
 Assets:
Expenses.................       0.73%(3)         0.77%(3)         0.70%(3)         0.76%(3)            0.77%(2)
Net investment income....       5.65%(3)(4)      5.81%(3)         6.50%(3)         6.45%(3)            6.57%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....   $122,863          $99,750          $70,881          $58,538             $20,841
Portfolio turnover
 rate....................         73%              19%              11%              14%                  4%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.02, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.19%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
Financial Highlights CONTINUED

                                    FOR THE YEAR ENDED DECEMBER 31
                           -------------------------------------------------
                             2001      2000      1999      1998      1997*
                           --------  --------  --------  --------  ---------
Class B Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....  $   8.95  $   8.59  $   9.20  $   9.10  $   8.92
                           --------  --------  --------  --------  --------
Income (loss) from
 investment operations:
  Net investment
   income................      0.48(3)     0.57     0.55     0.54      0.56
  Net realized and
   unrealized gain
   (loss)................      0.07(3)     0.36    (0.61)     0.10     0.18
                           --------  --------  --------  --------  --------
Total income (loss) from
 investment operations...      0.55      0.93     (0.06)     0.64      0.74
                           --------  --------  --------  --------  --------

Less dividends from net
 investment income.......     (0.50)    (0.57)    (0.55)    (0.54)    (0.56)
                           --------  --------  --------  --------  --------
Net asset value, end of
 period..................  $   9.00  $   8.95  $   8.59  $   9.20  $   9.10
                           ========  ========  ========  ========  ========
Total Return+............      6.29%    11.23%    (0.65)%     7.27%     8.56%
Ratios to Average Net
 Assets:
Expenses.................      1.07%(1)(2)     0.72%(1)(2)     1.02%(1)(2)     1.27%(1)     1.26%
Net investment income....      5.30%(1)(2)(3)     5.86%(1)(2)     6.18%(1)(2)     5.94%(1)     6.22%
Supplemental Data:
Net assets, end of
 period, in millions.....    $4,025    $3,745    $4,145    $4,996    $5,429
Portfolio turnover
 rate....................        73%       19%       11%       14%        4%

---------------------

 * PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO THAT DATE, OTHER THAN SHARES THEN HELD BY CERTAIN EMPLOYEE BENEFIT PLANS, HAVE BEEN DESIGNATED AS CLASS B SHARES.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(2) IF THE DISTRIBUTOR HAD NOT REBATED A PORTION OF ITS FEES TO THE FUND, THE EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 1.29% AND 5.08 % , RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 2001, 1.29% AND 5.29%, RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 2000 AND 1.29% AND 5.91%, RESPECTIVELY, FOR THE YEAR ENDED DECEMBER 31, 1999.
(3) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.02, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.19%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
Financial Highlights CONTINUED

                                                                FOR THE PERIOD
                             FOR THE YEAR ENDED DECEMBER 31     JULY 28, 1997*
                           ----------------------------------       THROUGH
                            2001     2000     1999     1998    DECEMBER 31, 1997
                           -------  -------  -------  -------  -----------------
Class C Shares
Selected Per Share Data
Net asset value,
 beginning of period.....  $  9.02  $  8.65  $  9.26  $  9.17       $  9.03
                           -------  -------  -------  -------       -------
Income (loss) from
 investment operations:
  Net investment
   income................     0.46(4)    0.52    0.53    0.55          0.23
  Net realized and
   unrealized gain
   (loss)................     0.07(4)    0.37   (0.61)    0.09         0.14
                           -------  -------  -------  -------       -------
Total income (loss) from
 investment operations...     0.53     0.89    (0.08)    0.64          0.37
                           -------  -------  -------  -------       -------

Less dividends from net
 investment income.......    (0.48)   (0.52)   (0.53)   (0.55)        (0.23)
                           -------  -------  -------  -------       -------
Net asset value, end of
 period..................  $  9.07  $  9.02  $  8.65  $  9.26       $  9.17
                           =======  =======  =======  =======       =======
Total Return+............     6.03%   10.70%   (0.90)%    7.14%         4.14%(1)
Ratios to Average Net
 Assets:
Expenses.................     1.29%(3)    1.29%(3)    1.29%(3)    1.27%(3)         1.25%(2)
Net investment income....     5.08%(3)(4)    5.29%(3)    5.91%(3)    5.94%(3)         5.81%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $63,646  $27,445  $22,004  $17,087        $4,385
Portfolio turnover
 rate....................       73%      19%      11%      14%            4%

---------------------

 *   THE DATE SHARES WERE FIRST ISSUED.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.02, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.19%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
Financial Highlights CONTINUED

                                                                 FOR THE PERIOD
                             FOR THE YEAR ENDED DECEMBER 31      JULY 28, 1997*
                           -----------------------------------       THROUGH
                             2001     2000     1999     1998    DECEMBER 31, 1997
                           --------  -------  -------  -------  -----------------
Class D Shares
Selected Per Share Data:
Net asset value,
 beginning of period.....  $   8.95  $  8.58  $  9.18  $  9.11       $  9.03
                           --------  -------  -------  -------       -------
Income (loss) from
 investment operations:
  Net investment
   income................      0.53(4)    0.58    0.59    0.61          0.27
  Net realized and
   unrealized gain
   (loss)................      0.06(4)    0.37   (0.60)    0.07         0.08
                           --------  -------  -------  -------       -------
Total income (loss) from
 investment operations...      0.59     0.95    (0.01)    0.68          0.35
                           --------  -------  -------  -------       -------

Less dividends from net
 investment income.......     (0.55)   (0.58)   (0.59)   (0.61)        (0.27)
                           --------  -------  -------  -------       -------
Net asset value, end of
 period..................  $   8.99  $  8.95  $  8.58  $  9.18       $  9.11
                           ========  =======  =======  =======       =======
Total Return+............      6.85%   11.43%   (0.10)%    7.72%         3.87%(1)
Ratios to Average Net
 Assets:
Expenses.................      0.54%(3)    0.54%(3)    0.54%(3)    0.52%(3)         0.52%(2)
Net investment income....      5.83%(3)(4)    6.04%(3)    6.66%(3)    6.69%(3)         6.91%(2)
Supplemental Data:
Net assets, end of
 period, in thousands....  $138,669  $93,446  $30,315  $20,392       $11,367
Portfolio turnover
 rate....................        73%      19%      11%      14%            4%

---------------------

 * THE DATE SHARES WERE FIRST ISSUED. SHAREHOLDERS WHO HELD SHARES OF THE FUND PRIOR TO JULY 28, 1997 (THE DATE THE FUND CONVERTED TO A MULTIPLE CLASS SHARE STRUCTURE) SHOULD REFER TO THE FINANCIAL HIGHLIGHTS OF CLASS B TO OBTAIN THE HISTORICAL PER SHARE DATA AND RATIO INFORMATION OF THEIR SHARES.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1)  NOT ANNUALIZED.
(2)  ANNUALIZED.
(3) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.
(4) EFFECTIVE JANUARY 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES, AS REVISED, RELATED TO PREMIUMS AND DISCOUNTS ON DEBT SECURITIES. THE EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO DECREASE NET INVESTMENT INCOME PER SHARE BY $0.02, INCREASE NET REALIZED AND UNREALIZED GAIN OR LOSS PER SHARE BY $0.02 AND DECREASE THE RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS BY 0.19%. THE FINANCIAL HIGHLIGHTS DATA PRESENTED IN THIS TABLE FOR PRIOR PERIODS HAS NOT BEEN RESTATED TO REFLECT THIS CHANGE.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley U.S. Government Securities Trust
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley U.S. Government Securities Trust:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley U.S. Government Securities Trust (the "Fund"), formerly Morgan Stanley Dean Witter U.S. Government Securities Trust, including the portfolio of investments, as of December 31, 2001, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley U.S. Government Securities Trust as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 11, 2002

                      2001 Federal Tax Notice (unaudited)

       Of the Fund's ordinary income dividends paid during the fiscal year ended December 31, 2001, 40.78% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

                    MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

                            PART C OTHER INFORMATION

Item 23.         EXHIBITS

1(a). Declaration of Trust of the Registrant, dated September 29, 1983, is incorporated by reference to Exhibit 1(a) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1(b). Form of Amendment, dated February 29, 1984, to the Declaration of Trust of the Registrant is incorporated by reference to
                 Exhibit 1(b) of Post- Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1(c). Form of Amendment, dated April 16, 1984, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

1(d). Instrument Establishing and Designating Additional Classes of Shares is incorporated by reference to Exhibit 1 of Post-Effective Amendment No 15 to the Registration Statement on Form N-1A, filed on May 29, 1997.

1(e). Form of Amendment, dated June 22, 1998, to the Declaration of Trust of the Registrant is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999.

1(f). Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, filed herein.

2. Amended and Restated By-Laws of the Registrant, dated May 1, 1999, is incorporated by reference to Exhibit 2 of Post-Effective Amendment No.18 to the Registration Statement on Form N-1A, filed on April 29, 1999.

3.               Not Applicable.

4. Form of Amended Investment Management Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated April 30, 1998, is incorporated by reference to Exhibit 4 of Post-Effective Amendment No. 17 to the Registration Statement on Form N1-A, filed on February 26, 1999.

5(a). Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999.

5(b) Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

5(c) Omnibus Selected Dealer Agreement between Morgan Stanley Distributors Inc. and National Financial Services Corporation is incorporated by reference to Exhibit 5(b) of Post-Effective No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999.

6. Amended and Restated Retirement Plan is incorporated by reference to Exhibit 6 of Post-Effective No. 18 to the Registration Statement on Form N-1A, filed on April 29, 1999.

7(a). Custody Agreement, dated September 20, 1991, between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on February 23, 1996.

7(b) Amendment to the Custody Agreement, dated April 17, 1996, between the Registrant and The Bank of New York is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A, filed on March 27, 1997.

7(c). Amendment dated June 15, 2001 to the Custody Agreement of the Registrant, filed herein.

7(d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001, filed herein.

8(a). Amended and Restated Transfer Agency and Service Agreement, dated September 1, 2000, is incorporated by reference to
                 Exhibit 8 (a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 12, 2001.

8(b). Amended and Restated Services Agreement between Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc., dated June 22, 1998, is incorporated by reference to
                 Exhibit 8(b) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on February 26, 1999

9. Opinion of Sheldon Curtis, Esq., dated April 30, 1984, is incorporated by reference to Exhibit 9 of Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A, filed on February 28, 2000.

10               Consent of Independent Auditors, filed herein.

11.              Not Applicable.

12.              Not Applicable.

13. Form of Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated July 28, 1997, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on May 29, 1997.

14. Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001, filed herein.

15.              Not Applicbale.

16(a). Code of Ethics of Morgan Stanley Dean Witter Advisors Inc. and Morgan Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is incorporated by reference to
                 Exhibit 16 (a) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 12, 2001.

16(b). Code of Ethics of the Morgan Stanley Funds, is incorporated by reference to Exhibit 16 (b) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 12, 2001.

Other Powers of Attorney of Trustees are incorporated by reference to Exhibit (Other) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on February 22, 1995, of Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on April 17, 1998 and to Exhibit (Other) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A, filed on February 12, 2001.

ITEM 24.     PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

             None

ITEM 25.     INDEMNIFICATION.

             Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

             Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

             The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

             The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

         See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

         THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY FUNDS
MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP") THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS") 1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INVESTMENTS LP
MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA  19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL  60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

NAME AND POSITION WITH                       OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS           INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
Mitchell M. Merin                            President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer           Investment Management; Chairman, Chief Executive Officer and
and Director                                 Director of Morgan Stanley Distributors and Morgan Stanley
                                             Trust; President, Chief Executive Officer and Director of
                                             Morgan Stanley Services; President of the Morgan Stanley
                                             Funds; Executive Vice President and Director of Morgan
                                             Stanley DW; Director of Morgan Stanley Investment Management
                                             Inc.; Member of the Executive Committee of Morgan Stanley
                                             Investments LP; Director of various Morgan Stanley
                                             subsidiaries; Trustee of various Van Kampen investment
                                             companies.

Barry Fink                                   Managing Director and General Counsel of Morgan Stanley
Managing Director,                           Investment Management; Managing Director, Secretary,
Secretary and Director                       General Counsel and Director of Morgan Stanley Services;
                                             Vice President and Secretary of Morgan Stanley Distributors;
                                             Vice President, Secretary and General Counsel of the Morgan
                                             Stanley Funds.


NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS          INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
A. Thomas Smith III                         Managing Director and General Counsel of Morgan Stanley
Managing Director and                       Services; Vice President and Assistant Secretary of the
General Counsel                             Morgan Stanley Funds.

Joseph J. McAlinden                         Chief Investment Officer and Managing  Director of Morgan
Managing Director and                       Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer                    and Managing Director of Morgan Stanley Investments LP;
                                            Director of Morgan Stanley Trust.

Barton M. Biggs                             Chairman, Senior Advisor, Managing Director and Director
Managing Director                           of Morgan Stanley Investment Management Inc. and Managing
And Senior Advisor                          Director of Morgan Stanley Investments LP.

Thomas L. Bennett                           Managing Director and Director of Morgan Stanley Investment
Managing Director                           Management Inc.; Director of the Universal
                                            Institutional Funds; Managing Director and Executive
                                            Committee member of Morgan Stanley Investments LP; Chairman of Morgan Stanley Institutional Fund Trust; Director of
                                            Morgan Stanley Distribution, Inc.

Ronald E. Robison                           Managing Director, Chief Administrative Officer and
Managing Director,                          and Director of Morgan Stanley Services and Chief Executive
Chief Administrative Officer and            Officer and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                        Managing Director of Morgan Stanley Investment Management
Managing Director                           Inc., Morgan Stanley Investments LP and Morgan Stanley Dean
                                            Witter Investment Management Ltd.; Vice President and
                                            Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                             Managing Director and Chief Administrative Officer-
Managing Director and                       Investments of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-               and Morgan Stanley Investments LP. Investments

Robert S. Giambrone                         Executive Director of Morgan Stanley Services, Morgan
Executive Director                          Stanley Distributors and Morgan Stanley
                                            Trust; Director of Morgan Stanley Trust.

John B. Kemp, III                           President of Morgan Stanley Distributors.
Executive Director

ITEM 27.    PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1)      Active Assets California Tax-Free Trust
(2)      Active Assets Government Securities Trust
(3)      Active Assets Institutional Money Trust
(4)      Active Assets Money Trust
(5)      Active Assets Premier Money Trust

(6)      Active Assets Tax-Free Trust
(7)      Morgan Stanley 21st Century Trend Fund
(8)      Morgan Stanley Aggressive Equity Fund
(9)      Morgan Stanley All Star Growth Fund
(10)     Morgan Stanley American Opportunities Fund
(11)     Morgan Stanley Balanced Growth Fund
(12)     Morgan Stanley Balanced Income Fund
(13)     Morgan Stanley California Tax-Free Daily Income Trust
(14)     Morgan Stanley California Tax-Free Income Fund
(15)     Morgan Stanley Capital Growth Securities
(16)     Morgan Stanley Capital Opportunities Trust
(17)     Morgan Stanley Competitive Edge Fund, "BEST IDEAS PORTFOLIO"
(18)     Morgan Stanley Convertible Securities Trust
(19)     Morgan Stanley Developing Growth Securities Trust
(20)     Morgan Stanley Diversified Income Trust
(21)     Morgan Stanley Dividend Growth Securities Inc.
(22)     Morgan Stanley Equity Fund
(23)     Morgan Stanley European Growth Fund Inc.
(24)     Morgan Stanley Federal Securities Trust
(25)     Morgan Stanley Financial Services Trust
(26)     Morgan Stanley Fund of Funds
(27)     Morgan Stanley Global Dividend Growth Securities
(28)     Morgan Stanley Global Utilities Fund
(29)     Morgan Stanley Growth Fund
(30)     Morgan Stanley Hawaii Municipal Trust
(31)     Morgan Stanley Health Sciences Trust
(32)     Morgan Stanley High Yield Securities Inc.
(33)     Morgan Stanley Income Builder Fund
(34)     Morgan Stanley Information Fund
(35)     Morgan Stanley Intermediate Income Securities
(36)     Morgan Stanley International Fund
(37)     Morgan Stanley International SmallCap Fund
(38)     Morgan Stanley International Value Equity Fund
(39)     Morgan Stanley Japan Fund
(40)     Morgan Stanley KLD Social Index Fund
(41)     Morgan Stanley Latin American Growth Fund
(42)     Morgan Stanley Limited Duration Fund
(43)     Morgan Stanley Limited Term Municipal Trust
(44)     Morgan Stanley Liquid Asset Fund Inc.
(45)     Morgan Stanley Market Leader Trust
(46)     Morgan Stanley Mid-Cap Value Fund
(47)     Morgan Stanley Multi-State Municipal Series Trust
(48)     Morgan Stanley Nasdaq-100 Index Fund
(49)     Morgan Stanley Natural Resource Development Securities Inc.
(50)     Morgan Stanley New Discoveries Fund
(51)     Morgan Stanley New York Municipal Money Market Trust
(52)     Morgan Stanley New York Tax-Free Income Fund
(53)     Morgan Stanley Next Generation Trust
(54)     Morgan Stanley North American Government Income Trust
(55)     Morgan Stanley Pacific Growth Fund Inc.
(56)     Morgan Stanley Prime Income Trust
(57)     Morgan Stanley Real Estate Fund

(58)     Morgan Stanley S&P 500 Index Fund
(59)     Morgan Stanley S&P 500 Select Fund
(60)     Morgan Stanley Short-Term U.S. Treasury Trust
(61)     Morgan Stanley Small Cap Growth Fund
(62)     Morgan Stanley Special Value Fund
(63)     Morgan Stanley Strategist Fund
(64)     Morgan Stanley Tax-Exempt Securities Trust
(65)     Morgan Stanley Tax-Free Daily Income Trust
(66)     Morgan Stanley Tax-Managed Growth Fund
(67)     Morgan Stanley Technology Fund
(68)     Morgan Stanley Total Market Index Fund
(69)     Morgan Stanley Total Return Trust
(70)     Morgan Stanley U.S. Government Money Market Trust
(71)     Morgan Stanley U.S. Government Securities Trust
(72)     Morgan Stanley Utilities Fund
(73)     Morgan Stanley Value-Added Market Series
(74)     Morgan Stanley Value Fund
(75)     Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

NAME                    POSITIONS AND OFFICE WITH MORGAN STANLEY  DISTRIBUTORS
James F. Higgins        Director

Philip J. Purcell       Director

John Schaeffer          Director

Charles Vadala          Senior Vice President and Financial Principal.

ITEM 28.        LOCATION OF ACCOUNTS AND RECORDS

      All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29.        MANAGEMENT SERVICES

      Registrant is not a party to any such management-related service contract.

ITEM 30.        UNDERTAKINGS

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 27th day of February, 2002.

                             MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST


                                           By /s/ Barry Fink
                                              --------------
                                                  Barry Fink
                                                  Vice President and Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 21 has been signed below by the following persons in the capacities and on the dates indicated.

         SIGNATURES                         TITLE                            DATE
(1) Principal Executive Officer             Chief Executive Officer,
                                            Trustee and Chairman
By  /s/  Charles A. Fiumefreddo                                            2/27/02
    ---------------------------
         Charles A. Fiumefreddo

(2) Principal Financial Officer             Treasurer and Principal
                                            Accounting Officer

By  /s/  Thomas F. Caloia                                                   2/27/02
    ----------------------
         Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell
    James F. Higgins

By  /s/  Barry Fink                                                         2/27/02
    ---------------------
         Barry Fink
         Attorney-in-Fact

     Michael Bozic         Manuel H. Johnson
     Edwin J. Garn         Michael E. Nugent
     Wayne E. Hedien       John L. Schroeder


By  /s/  David M. Butowsky                                                  2/27/02
    -----------------------
         David M. Butowsky
         Attorney-in-Fact

                    MORGAN STANLEY U.S. GOVERNMENT SECURITIES TRUST

                                  EXHIBIT INDEX

1(f).    Amendment to the Declaration of Trust of the Registrant, dated June 18,
         2001

7(c).    Amendment dated June 15, 2001 to the Custody Agreement of the
         Registrant

7(d). Foreign Custody Manager Agreement between the Bank of New York and the Registrant, dated June 15, 2001

10       Consent of Independent Auditors

15.      Amended Multi-Class Plan pursuant to Rule 18f-3, dated March 12, 2001